UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549




                                 FORM 8-K




                              Current Report
                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) June 29, 1998




           NEVSTAR GAMING & ENTERTAINMENT CORPORATION
       (Exact name of Registrant as specified in charter)


                 Commission File Number 0-21071



            Nevada                                    88-0309578
(State or other jurisdiction              (IRS Employer Identification No.)
  of incorporation or organization)



 3175 West Post Road, Las Vegas, Nevada             89118
  (Address of principal executive offices)       (Zip Code)



 Registrant's telephone number, including area (702) 269-1325


                     None
Former Name or Former Address, If Changed Since Last Report













Item 5. Other Events

Las Vegas, Nevada, June 29, 1998....NevStar Gaming & Entertainment Corporation
(NASDAQ:NVST) announced today the appointment of Brent E. Duncan as its Chief Financial Officer and Treasurer. The Press Release is attached hereto as Exhibit 99.2.

Item 7(C). Exhibits

  99.2 Press Release dated June 29, 1998


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on the 23rd day of June, 1998.


NEVSTAR GAMING & ENTERTAINMENT CORPORATION




By: /s/MICHAEL J. SIGNORELLI
       Michael J. Signorelli
Its: Chairman of the Board and
       Chief Executive Officer





By: /s/JEFFREY L. GILBERT
       Jeffrey L. Gilbert
Its: President and Chief Operating Officer












Exhibit 99.2 - Press release announcing Appointment of CFO.

          FOR IMMEDIATE RELEASE
               NASDAQ:NVST
Contacts:  Michael J. Signorelli, Chairman, CEO
Jeffrey L. Gilbert, President, COO
702-269-1325
e-mail nvstar@aol.com
http://www.nevstar.com


    NevStar Gaming & Entertainment Corporation (NASDAQ:NVST)
                     Announces Appointment of
              Chief Financial Officer and Treasurer

Las Vegas, Nevada, June 29, 1998....NevStar Gaming & Entertainment Corporation
(NASDAQ:NVST) announced today the appointment of Brent E. Duncan as its Chief Financial Officer and Treasurer.

Mr. Duncan has more than 20 years experience in the gaming industry, including senior executive positions with the Four Queens Hotel & Casino, Del E. Webb Hotels Corporation, and public accounting experience as result of his former positions with KPMG Peat Marwick, LLP. Mr. Duncan is a member of The American Institute and The Nevada Society of Certified Public Accountants and is a graduate of San Jose State University.

Jeffrey Gilbert, President and Chief Operating Officer stated, "Mr. Duncan's wealth of experience in finance, hotel/casino accounting, public accounting and securities reporting will be a great asset to the company's well versed and experienced staff. I am pleased to turn my interim responsibilities as the company's Chief Financial Officer and Treasurer over to Mr. Duncan whom I have been working with since February, 1998. I will continue to focus on my responsibilities as President, Chief Operating Officer, and Director".

On June 23, 1998, NevStar Gaming & Entertainment Corporation announced it had received approval from the Nevada Gaming Commission to commence gaming operations at its Mesquite Star Hotel and Casino in Mesquite, Nevada on July 1, 1998.

NevStar Gaming & Entertainment Corporation is a development stage company formed for the purpose of acquiring, developing, constructing, owning and managing hotel/casino projects.
                              -END-

Certain statements contained in this release are forward looking. Although NevStar Gaming & Entertainment Corporation believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. For important factors that may cause actual results to differ materially from expectations and underlying assumptions, see Company's prospectus dated September 18th, 1997.
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